SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 30, 2002

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-23985	94-3177549
(Commission File Number)	(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
(Address of principal executive offices and zip code)

(Registrant’s telephone number, including area code):    (408) 486-2000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following Exhibits are filed as part of this report:

99.1
Certification of Jen-Hsun Huang, President and Chief Executive Officer of NVIDIA Corporation, filed with the Securities and Exchange Commission on August 30, 2002 pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (“Order No. 4-460”).

99.2	Certification of Mary Dotz, Chief Financial Officer of NVIDIA Corporation, filed with the Securities and Exchange Commission on August 30, 2002 pursuant to Order No. 4-460.

Item 9.    Regulation FD.

This information is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On August 30, 2002, Certifications by each of Jen-Hsun Huang, President and Chief Executive Officer of NVIDIA Corporation, and Mary Dotz, Chief Financial Officer of NVIDIA Corporation, were filed with the Securities and Exchange Commission pursuant to Order No. 4-460.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA CORPORATION

Date: August 30, 2002

	By:	/s/ MARY DOTZ
Mary Dotz
Chief Financial Officer